                                                                EXHIBIT 10(a)(2)

                                FIRST AMENDMENT

          FIRST AMENDMENT, dated as of November 21, 1996 (this "Amendment"), to the Credit Agreement, dated as of August 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CASE CORPORATION, a Delaware corporation (the "U.S. Borrower"), CASE CANADA CORPORATION/CORPORATION CASE CANADA, a company organized under the laws of the province of Ontario, Canada (the "Canadian Borrower"), each FOREIGN SUBSIDIARY BORROWER (as defined therein) (together with the U.S. Borrower and the Canadian Borrower, the "Borrowers"), the Co-Agents named on the signature pages thereof (the "Lead Managers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and THE BANK OF NOVA SCOTIA, a Canadian chartered bank (as therein defined, the "Canadian Administrative Agent") and THE CHASE MANHATTAN BANK, a New York banking corporation (as therein defined, the "General Administrative Agent") as administrative agents for the Lenders thereunder.

                                  WITNESSETH:
                                  ----------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

          WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Majority Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          2. Amendments to Credit Agreement. (a) Subsection 2.3 of the Credit Agreement is hereby amended by (i) deleting the words "at least (a)" contained in the proviso of the first sentence of such subsection and inserting in lieu thereof the words "(a) at least" and (ii) deleting the words "(b) one Business Day prior to" contained in the proviso of the first sentence of such subsection and inserting in lieu thereof the words "(b) on";

          (b) Subsection 5.3 of the Credit Agreement is hereby amended by deleting the words "at least one Business Day prior to" contained in the proviso of the first sentence of such subsection and inserting in lieu thereof the word "on"; and

          (c) Subsection 6.2(a) of the Credit Agreement is hereby amended by deleting the words" 11:00 A.M., Toronto time, one Business Day prior to" and inserting in lieu thereof the words "9:30 A.M., Toronto time, on".

          3. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Borrowers, the General Administrative Agent and the Majority Lenders shall have executed and delivered to the General Administrative Agent this Amendment.

          4. Representations and Warranties. The representations and warranties made by the Borrowers in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

          5. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          6. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          7. Counterparts. This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the U.S. Borrower and the General Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                        CASE CORPORATION


                        By: /S/ BENSON K. WOO
                            --------------------------------------
                        Title:  Vice President & Treasurer


                        CASE CANADA CORPORATION/CORPORATION
                        CASE CANADA


                        By: /S/ BENSON K. WOO
                            --------------------------------------
                        Title:  Vice President & Treasurer


                        THE CHASE MANHATTAN BANK, as General
                        Administrative Agent and a Lender


                        By: /S/ TIMOTHY J. STORMS
                            --------------------------------------
                        Title:  Credit Executive


                        THE CHASE MANHATTAN BANK OF CANADA


                        By: /S/ OWEN ROBERTS
                            --------------------------------------
                        Title:  Vice President


                        THE CHASE MANHATTAN BANK OF CANADA


                        By: /S/ ARUN BERY
                            --------------------------------------
                        Title:  Vice President

                        THE BANK OF NOVA SCOTIA, as
                        Canadian Administrative Agent
                        and a Lender


                        By: /S/ JUDY MCKAY
                            --------------------------------------
                        Title:  Relationship Manager


                        By: /S/ F.C.H. ASHBY
                            --------------------------------------
                        Title:  Senior Manager Loan Operations


                        ABN AMRO BANK N.V. CHICAGO BRANCH


                        By: /S/ DAVID C. SAGERS
                            --------------------------------------
                        Title:  Vice President


                        By: /S/ CHRISTINE E. HOLMES
                            --------------------------------------
                        Title:  Vice President


                        ARAB BANKING CORPORATION (B.S.C.)


                        By: /S/ GRANT E. MCDONALD
                            --------------------------------------
                        Title:  Vice President


                        THE ASAHI BANK, LTD., CHICAGO BRANCH


                        By: /S/ NOBUO SUZUKI
                            --------------------------------------
                        Title:  General Manager

                        AUSTRALIA AND NEW ZEALAND BANKING
                        GROUP LIMITED


                        By: /S/ ROBERT SLOAN
                            --------------------------------------
                        Title:  First Vice President


                        BANK AUSTRIA AKTIENGESELLSCHAFT


                        By: /S/ J. ANTHONY SEAY
                            --------------------------------------
                        Title:  Vice President


                        By: /S/ KAREN JILL
                            --------------------------------------
                        Title:  Assistant Vice President


                        BANCA COMMERCIALE ITALIANA, CHICAGO
                        BRANCH


                        By: /S/ JULIAN M. TEODORI
                            --------------------------------------
                        Title:  Senior Vice President & Branch Manager


                        By: /S/ MARK D. MOONEY
                            --------------------------------------
                        Title:  Vice President


                        BANCA COMMERCIALE ITALIANA OF
                        CANADA


                        By: /S/ PIETRO CORDOVA
                            --------------------------------------
                        Title:  Department Manager


                        By: /S/ MASSIMO OSTI
                            --------------------------------------
                        Title:  Executive Vice President

                        BANK OF AMERICA NATIONAL TRUST AND
                        SAVINGS ASSOCIATION


                        By: /S/ W. THOMAS BARNETT
                            --------------------------------------
                        Title:  Vice President


                        BANK OF AMERICA CANADA


                        By: /S/ D.B. LINKLETTER
                            --------------------------------------
                        Title:  Vice President


                        BANK OF HAWAII


                        By: /S/ DONNA PARKER
                            --------------------------------------
                        Title:  Assistant Vice President


                        BANK OF MONTREAL


                        By: /S/ MICHAEL D. PINCUS
                            --------------------------------------
                        Title:  Managing Director


                        THE BANK OF NEW YORK


                        By: /S/ MARK T. FAMILO
                            --------------------------------------
                        Title:  Assistant Vice President


                        THE BANK OF TOKYO - MITSUBISHI LTD.,
                        CHICAGO BRANCH


                        By: /S/ NOBORU KOBAYASHI
                            --------------------------------------
                        Title:  Deputy General Manager

                        BANQUE NATIONALE DE PARIS


                        By: /S/ FREDERICK H. MORYL, JR.
                            --------------------------------------
                        Title:  Senior Vice President


                        CAISSE NATIONALE DE CREDIT AGRICOLE


                        By: /S/ W. LEROY STARTZ
                            --------------------------------------
                        Title:  First Vice President


                        CANADIAN IMPERIAL BANK OF COMMERCE


                        By: /S/ ALEKSANDRA DYMANUS
                            --------------------------------------
                        Title:  Authorized Signatory


                        By: /S/ MARY L. SCHMITZ
                            --------------------------------------
                        Title:  Authorized Signatory


                        THE CHUO TRUST & BANKING CO., LTD. NEW
                        YORK AGENCY


                        By: /S/ SADAO TERUYAMA
                            --------------------------------------
                        Title:  Deputy General Manager


                        CITIBANK, N.A.


                        By: /S/ DAVID L. HARRIS
                            --------------------------------------
                        Title:  Vice President

                        CITIBANK CANADA


                        By: /S/ MARGARET E. LAMBERT
                           ------------------------------------
                        Title: Vice President


                        COMMERZBANK AKTIENGESELLSCHAFT,
                        CHICAGO BRANCH


                        By: /S/ PAUL KARLIN
                           ------------------------------------
                        Title: Assistant Treasurer


                        By: /S/ MARK MONSON
                           ------------------------------------
                        Title: Vice President


                        COOPERATIVE CENTRALE RAIFFEISEN-
                        BOERENLEENBANK B.A., "RABOBANK
                        NEDERLAND", NEW YORK BRANCH


                        By: /S/ MICHEL DE KONKOLY THEGE
                           ------------------------------------
                        Title: Deputy General Manager


                        By: /S/ CHRIS G. KORTLANDT
                           ------------------------------------
                        Title: Vice President


                        CREDIT LYONNAIS CHICAGO BRANCH


                        By: /S/ MARY ANN KLEMM
                           ------------------------------------
                        Title: Vice President & Group Head

                        CREDIT SUISSE


                        By: /S/ GEOFFREY M. CRAIG
                           ------------------------------------
                        Title: Member of Senior Management


                        By: /S/ KRISTINN R. KRISTINSSON
                           ------------------------------------
                        Title: Associate


                        THE DAI-ICHI KANGYO BANK, LTD.


                        By: /S/ MITSUAKI YAMAZAKI
                           ------------------------------------
                        Title: Vice President


                        THE FIRST NATIONAL BANK OF CHICAGO


                        By: /S/ SARAH FAULKNER PAGLIONE
                           ------------------------------------
                        Title: Authorized Agent


                        THE FUJI BANK, LIMITED


                        By: /S/ PETER L. CHINNICI
                           ------------------------------------
                        Title: Joint General Manager


                        HERITAGE BANK AND TRUST


                        By: /S/ SUSAN P. JENSEN
                           ------------------------------------
                        Title: Vice President

                        THE INDUSTRIAL BANK OF JAPAN, LTD.


                        By: /S/ HIROKI YAMADA
                           ------------------------------------
                        Title: General Manager


                        ISTITUTO BANCARIO SAN PAOLO DI TORINO SPA


                        By: /S/ CARLO PERSICO
                           ------------------------------------
                        Title: Deputy General Manager


                        By: /S/ ROBERT WURSTER
                           ------------------------------------
                        Title: First Vice President


                        THE LTCB TRUST COMPANY, NEW YORK


                        By: /S/ JOHN SULLIVAN
                           ------------------------------------
                        Title: Executive Vice President


                        MELLON BANK, N.A.


                        By: /S/ J.M. ANDERSON
                           ------------------------------------
                        Title: Vice President


                        THE MITUSI TRUST AND BANKING COMPANY,
                        LTD. - NEW YORK BRANCH


                        By: /S/ MARGARET HOLLOWAY
                           ------------------------------------
                        Title: Vice President & Manager

                        MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                        By: /S/ CHARLES H. KING
                           -----------------------------------------
                        Title: Vice President


                        J.P MORGAN CANADA


                        By: /S/ JOHN MAYNARD
                           -----------------------------------------
                        Title: Vice President & Controller


                        NATIONAL AUSTRALIA BANK LIMITED


                        By: /S/ SHAUN DOOLEY
                          -----------------------------------------
                        Title: Vice President


                        NATIONSBANK, N.A.


                        By: /S/ MARY CAROL DALY
                           -----------------------------------------
                        Title: Vice President


                        NORDDEUTSCHE LANDESBANK
                        GIROZENTRALE NEW YORK BRANCH AND/OR
                        CAYMAN ISLANDS BRANCH


                        By: /S/ PETRA FRANK-WITT
                           -----------------------------------------
                        Title: Vice President


                        By: /S/ STEPHEN K. HUNTER
                           -----------------------------------------
                        Title: Senior Vice President

                        THE NORTHERN TRUST COMPANY


                        By: /S/ LISA M. TAYLOR
                           ------------------------------------------
                        Title: Commercial Banking Officer


                        PT. BANK NEGARA INDONESIA (PERSERO)


                        By: /S/ DEWA SUTHAPA
                           -----------------------------------------
                        Title: General Manager


                        ROYAL BANK OF CANADA


                        By: /S/ PRESTON D. JONES
                           -----------------------------------------
                        Title: Senior Manager, Corporate Banking


                        THE SAKURA BANK, LIMITED


                        By: /S/ SHUNJI SAKURAI
                           -----------------------------------------
                        Title: Joint General Manager


                        THE SANWA BANK, LIMITED, CHICAGO BRANCH


                        By: /S/ JOSEPH P. HOWARD
                           -----------------------------------------
                        Title: Vice President


                        SOCIETE GENERALE


                        By: /S/ ERIC SIEBERT, JR.
                           -----------------------------------------
                        Title: Corporate Banking Member

                        THE SUMITOMO BANK, LTD., CHICAGO BRANCH


                        By: /S/ A. IWAN
                           -----------------------------------------
                        Title: Joint General Manager


                        THE SUMITOMO TRUST & BANKING CO., LTD.
                        NEW YORK BRANCH


                        By: /S/ SURAJ P. BHATIA
                           -----------------------------------------
                        Title: Senior Vice President & Manager
                               Corporate Finance Dept.


                        THE TOKAI BANK, LIMITED CHICAGO BRANCH


                        By: /S/ TATSUO ITO
                           -----------------------------------------
                        Title: Joint General Manager


                        TORONTO DOMINION (TEXAS), INC.


                        By: /S/ DARLENE RIEDEL
                           -----------------------------------------
                        Title: Vice President


                        TORONTO DOMINION (TEXAS), INC.


                        By: /S/ DAVID G. PARKER
                           -----------------------------------------
                        Title: Manager, Credit Administration

                        THE TORONTO-DOMINION BANK


                        By: /S/ DAVID PANKHURST
                           -----------------------------------------
                        Title: Manager


                        THE TORONTO-DOMINION BANK


                        By: /S/ G. COOMBS
                           -----------------------------------------
                        Title: Vice President


                        UNION BANK OF CALIFORNIA, N.A.


                        By: /S/ NANCY BRUSATI-DIAS
                           -----------------------------------------
                        Title: Vice President & Division Manager


                        WACHOVIA BANK OF GEORGIA, N.A.


                        By: /S/ ELIZABETH CORT
                           -----------------------------------------
                        Title: Vice President


                        WESTDEUTSCHE LANDESBANK
                        GIROZENTRALE, NEW YORK BRANCH


                        By: /S/ SALVATORE BATTINELLI
                           -----------------------------------------
                        Title: Vice President, Credit Department


                        By: /S/ C.D. ROCKEY
                           -----------------------------------------
                        Title: Associate

                        THE YASUDA TRUST & BANKING COMPANY, LTD.


                        By: /S/ JOSEPH C. MEEK
                           -----------------------------------------
                        Title: Deputy General Manager